EQ ADVISORS TRUSTSM

SUPPLEMENT DATED FEBRUARY 20, 2015 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2014, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Prospectus and Statement of Additional Information dated May 1, 2014, as supplemented, and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the proposed reorganization of a Portfolio of the Trust into an existing Portfolio of the Trust.

Information Regarding the Proposed Reorganization of the EQ/International ETF Portfolio

On February 12, 2015, the Board of Trustees of the Trust approved a form of a Plan of Reorganization and Termination (“Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the EQ/International ETF Portfolio (the “Acquired Portfolio”) into the EQ/International Equity Index Portfolio (the “Acquiring Portfolio”).

Under the Reorganization Plan, the Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets, the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio, the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio and the complete termination of the Acquired Portfolio. Acquired Portfolio shareholders on the closing date would thus become shareholders of the Acquiring Portfolio and receive shares of the Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date. The Acquired Portfolio and the Acquiring Portfolio have substantially similar investment objectives and comparable risk profiles and both Portfolios provide diversified exposure to equity securities of foreign companies in various geographic regions around the world. There are, however, differences in the Portfolios’ investment objectives, principal investment policies and strategies, and risks of which you should be aware. These will be described in the proxy solicitation materials referenced below. AXA Equitable Funds Management Group, LLC serves as the investment manager for the Acquired Portfolio and the Acquiring Portfolio and AllianceBernstein L.P. (“AllianceBernstein”) serves as the sub-adviser to the Acquiring Portfolio and it is anticipated that AllianceBernstein will continue to serve as the sub-adviser to the Acquiring Portfolio following the Reorganization.

The Reorganization Plan is subject to approval by the shareholders of the Acquired Portfolio. A special shareholder meeting of the Acquired Portfolio is anticipated to be held on or about April 30, 2015 to vote on the Reorganization Plan. If shareholders approve the Reorganization Plan, it is anticipated that the Reorganization will take place on or about May 22, 2015. Until that date, however, you will be able to purchase, redeem and exchange shares of the Acquired Portfolio (depending upon availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Acquired Portfolio’s Summary Prospectus dated May 1, 2014, as supplemented.

Additional information regarding the Acquiring Portfolio (including, among other things, its investment objective, policies, strategies, risks, fees and expenses, and sub-adviser), the terms of the Reorganization Plan and the factors the Board of Trustees considered in deciding to approve the Reorganization Plan will be sent to shareholders of the Acquired Portfolio as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.